Exhibit 10.1

SECOND AMENDMENT TO WAREHOUSING
CREDIT AND SECURITY AGREEMENT

This Second Amendment to Warehousing Credit and Security Agreement (this "Amendment"), is entered into effective as of the 20th day of December, 2007 by and among CENTERLINE MORTGAGE CAPITAL INC., a Delaware corporation and CENTERLINE MORTGAGE PARTNERS INC., a Delaware corporation (individually and collectively, the "Borrower"), the lenders party to the Credit Agreement, as defined hereafter (individually, a "Lender" and collectively, the "Lenders"), and CITICORP USA, INC., as agent for the Lenders ("Agent").

Section 1.   Recitals.  Borrower, Agent, and Lenders are parties to that certain Warehousing Credit and Security Agreement dated May 31, 2007, (the "Credit Agreement") for the purposes and consideration therein expressed.  Borrower, Agent, and the Lenders desire to reduce the Commitment and make certain other amendments to the Credit Agreement as more particularly set forth herein.  Therefore, Borrower, Agent, and the Lenders hereby agree as follows, intending to be legally bound:

Section 2.   Definitions and References.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms in the Credit Agreement shall have the same meanings whenever used in this Amendment.

Section 3.   Amendments.  The Credit Agreement is hereby amended, as follows:

(a)         The following definition is hereby amended and restated in or added to, as applicable, Section 1.1 of the Credit Agreement as follows:

             "Commitment" means the commitment of the Lenders to make Advances hereunder in an aggregate principal amount at any time outstanding that shall not exceed an amount equal to ONE HUNDRED FIFTY MILLION AND NO/100 DOLLARS ($150,000,000.00), subject to any increases or decreases of such amount pursuant to the terms of this Agreement; provided, however, that no Lender's portion of such Advances may ever exceed its Commitment Amount.

(b)         Section 2.4(a) of the Credit Agreement is hereby amended and restated to read as follows:

          "(a)             Except as provided in Section 2.4(c) below, the unpaid amount of each Advance hereunder shall bear interest from the date of such Advance until paid in full, at a rate of interest (the "Basic Rate") equal to a floating rate of interest which is equal to 70 basis points (0.70%) per annum over the LIBOR Rate."

(c)          Schedule 1to the Credit Agreement is deleted in its entirety and Schedule 1to this Amendment is given in substitution and replacement thereof.

Section 4.  Representations and Other Agreements.  Borrower represents and warrants that all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material  respects on and as of this date (except to the extent of changes resulting from transactions contemplated and permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date).

Section 5.  Representations.  Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the Obligations of Borrower as evidenced by the Loan Documents.  Borrower hereby acknowledges, agrees, and represents that (i) Borrower is indebted to Lenders pursuant to the terms of the Credit Agreement and the Notes, as modified hereby; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, first, prior, valid and subsisting liens, security interests and assignments against the Collateral and secure all indebtedness and obligations of Borrower to Lenders under the Notes, the Credit Agreement, all other Loan Documents, as modified herein; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) Borrower has no claims, offsets, defenses or counterclaims arising from any of the Agent's or Lenders' acts or omissions with respect to the Loan Documents, or the Agent's or Lenders' performance under the Loan Documents; and (v) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of Borrower’s obligations under the terms and provisions of the Loan Documents.

Section 6.  Severability.  In the event any one or more provisions contained in the Credit Agreement or this Amendment should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

Section 7.  Ratification of Agreements.  (a) Except as amended hereby, Borrower ratifies and confirms that the Credit Agreement, the Notes, and all other Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Amendment and secures the payment and performance of all indebtedness and obligations of Borrower under the Notes, the Credit Agreement, and all other Loan Documents, as modified hereby.  Borrower shall execute and deliver a new Note to CITICORP USA, INC. in the amount of its new reduced Commitment Amount.

(b)            The undersigned officer of the Borrower executing this Amendment represents and warrants that he has full power and authority to execute and deliver this Amendment on behalf of the Borrower, that such execution and delivery has been duly authorized by all necessary corporate action of Borrower, and represents and warrants that the resolutions and affidavits previously delivered to Agent, in connection with the execution and delivery of the Credit Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anyway.

(c)            Any reference to the Credit Agreement in any Loan Document shall be deemed to be references to the Credit Agreement as amended hereby.

Section 8.  No Waiver.  Borrower agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Agent and Lenders, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

Section 9.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York and, to the extent applicable, by federal law.

Section 10.     Counterparts and Gender.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Each gender used herein shall include and apply to all genders, including the neuter.

Section 11.    NO ORAL AGREEMENTS. THIS AMENDMENT, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS, AS MODIFIED AND AMENDED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

EXECUTED this 20th day of December, 2007 to be effective as of the date first written above.

[SIGNATURE PAGES FOLLOW]

BORROWER:

CENTERLINE MORTGAGE CAPITAL INC.,
a Delaware corporation

By: __/s/ James L. Duggins
Name:___James L. Duggins
Title:____Chief Executive Officer

CENTERLINE MORTGAGE PARTNERS INC.,
a Delaware corporation

By: __/s/ James L. Duggins
Name:___James L. Duggins
Title:____Chief Executive Officer

CITICORP USA, INC., as Agent

By: __/s/ Amir Kirkwood
Name:___Amir Kirkwood
Title:____Vice President

CITICORP USA, INC., as a Lender

By: __/s/ Amir Kirkwood
Name:___Amir Kirkwood
Title:____Vice President

SUNTRUST BANK,
a Georgia banking corporation, as a Lender

By: ___/s/ Derrick Brown
Name:_Derrick Brown
Title:__First Vice President

WACHOVIA BANK, N.A.,
a national banking association., as a Lender

By: ____/s/ Filomena R. Cerqueira
Name:__Filomena R. Cerqueira
Title:___Vice President

Schedule 1 – Lenders and Commitments

Lender	Commitment Amount	Commitment Percentage
Citicorp USA., Inc.	$70,000,000	46.666667%
SunTrust Bank	$50,000,000	33.333333%
Wachovia Bank, N.A.	$30,000,000	20%